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                                                                    EXHIBIT 10.1

                              INDEMNITY AGREEMENT

        This Indemnity Agreement (the "Agreement") is made as of ___________, by and between WILLIAM LYON HOMES, a Delaware corporation (the "Company"), and ___________________ (the "Indemnitee"), a director and/or officer of the Company.

                                    RECITALS

        A. The Company desires the benefits of having Indemnitee serve as an officer and/or director of the Company secure in the knowledge that any expenses, liability and/or losses incurred by him or her in his or her good faith service to the Company will be borne by the Company or its successors and assigns.

        B. The Indemnitee is currently serving as a director and/or officer of the Company and/or a subsidiary and in such capacity is rendering valuable services to the Company.

        C. The Company's Certificate of Incorporation and Bylaws allow and require the Company to indemnify its directors, officers, employees and agents to the maximum extent permitted under Delaware law.

        D. The Company has investigated the availability and sufficiency of liability insurance and Delaware statutory indemnification provisions to provide its directors and officers with adequate protection against various legal risks and potential liabilities to which such individuals are subject due to their positions with the Company and has concluded that such insurance and statutory provisions may provide inadequate and unacceptable protection to certain individuals requested to serve as its directors and officers.

        E. In order to induce and encourage highly experienced and capable persons such as the Indemnitee to continue to serve as a director and/or officer of the Company, the Board of Directors has determined, after due consideration and investigation of the terms and provisions of this Agreement and the various other options available to the Company and the Indemnitee in lieu hereof, that this Agreement is not only reasonable and prudent but necessary to promote and ensure the best interests of the Company and its stockholders.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the continued services of the Indemnitee and in order to induce the Indemnitee to continue to serve as a director and/or officer, the Company and the Indemnitee do hereby agree as follows:



        1. Definitions. As used in this Agreement:

                (a) The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether brought in the name of the Company or



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otherwise and whether of a civil, criminal or administrative or investigative nature, by reason of the fact that the Indemnitee is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise, whether or not he is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement is to be provided under this Agreement.

                (b) The term "Expenses" includes, without limitation, attorney's fees, disbursements and retainers, accounting and witness fees, travel and deposition costs, expenses of investigations, judicial or administrative proceedings and appeals, amounts paid in settlement by or on behalf of Indemnitee, and any expenses of establishing a right to indemnification, pursuant to this Agreement or otherwise, including reasonable compensation for time spent by the Indemnitee in connection with the investigation, defense or appeal of a Proceeding or action for indemnification for which he is not otherwise compensated by the Company or any third party. The term "Expenses" does not include the amount of judgments, fines, penalties or ERISA excise taxes actually levied against the Indemnitee.

        2. Indemnification in Third Party Actions. The Company shall indemnify the Indemnitee in accordance with the provisions of this section if the Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding (other than a Proceeding by or in the name of the Company to procure a judgment in its favor), by reason of the fact that the Indemnitee is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise, against all Expenses, judgments, fines, penalties and ERISA excise taxes actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such a Proceeding, to the fullest extent permitted by Delaware law and/or the provisions of the Certificate of Incorporation, as may be amended to provide broader indemnification rights than Delaware law; provided that any settlement of a Proceeding be approved in writing by the Company. The right to indemnification conferred in the Certificate of Incorporation shall be presumed to have been relied upon by Indemnitee in serving or continuing to serve the Company as a director or officer and shall be enforceable as a contract right. Without in any way diminishing the scope of the indemnification provided by the Certificate of Incorporation and this Section 2, the Company shall indemnify Indemnitee if and whenever he or she is or was a witness, party or is threatened to be made a witness or a party to any Proceeding, by reason of the fact that he or she is or was an officer, director, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another enterprise by reason of anything done or not done, or alleged to have been done or not done, by him in such capacity, against all Expenses actually and reasonably incurred by Indemnitee or on his behalf in connection with the investigation, defense, settlement or appeal of such Proceeding.

        3. Indemnification in Proceedings By or In the Name of the Company. The Company shall indemnify the Indemnitee in accordance with the provisions of this section if the Indemnitee is a party to or threatened to be made a party to or is otherwise involved in any Proceeding by or in the name of the Company to procure a judgment in its favor by reason of the fact that Indemnitee was or is a director or officer of the Company, or was or is serving at



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the request of the Company as a director, officer, employee or agent of another enterprise, against all Expenses actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such a Proceeding, to the fullest extent permitted by Delaware law and/or the Certificate of Incorporation.

        4. Conclusive Presumption Regarding Standards of Conduct. The Indemnitee shall be conclusively presumed to have met the relevant standards of conduct, as defined by Delaware law, for indemnification pursuant to this Agreement, unless a determination is made that the Indemnitee has not met such standards (i) by the Board of Directors by a majority vote of a quorum thereof consisting of directors who were not parties to the Proceeding due to which a claim is made under this Agreement, (ii) by the stockholders of the Company by majority vote of a quorum thereof consisting of stockholders who are not parties to the Proceeding due to which a claim is made under this Agreement, or (iii) in a written opinion by independent legal counsel, selection of whom has been approved by the Indemnitee in writing. No initial finding by the Board of Directors, the stockholders of the Company or any independent legal counsel shall be effective to deprive Indemnitee of the protection of this indemnity, nor shall a court or other forum to which Indemnitee may apply for enforcement of this indemnity give any weight to any such adverse finding in deciding any issue before it. Upon making a request for indemnification, Indemnitee shall be presumed to be entitled to indemnification under this Agreement and the Company shall have the burden of proof to overcome that presumption in reaching any contrary determination. The termination of any Proceeding by judgment, order, settlement, arbitration award or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, (a) adversely affect the rights of Indemnitee to indemnification except as indemnification may be expressly prohibited under this Agreement, (b) create a presumption that Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company or (c) with respect to any criminal action or proceeding, create a presumption that Indemnitee had reasonable cause to believe that his conduct was unlawful.

        5. Indemnification of Expenses of Successful Party. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful in defense of any Proceeding or in defense of any claim, issue or matter therein, on the merits or otherwise, including the dismissal of a Proceeding without prejudice, the Indemnitee shall be indemnified against all Expenses incurred in connection therewith to the fullest extent permitted by Delaware law and/or the Certificate of Incorporation.

        6. Advances of Expenses. The Expenses incurred by the Indemnitee in any Proceeding shall be paid promptly by the Company in advance of the final disposition of the Proceeding at the written request of the Indemnitee to the fullest extent permitted by Delaware law and/or the Certificate of Incorporation; provided that as long as Delaware law requires such an undertaking, the Indemnitee shall undertake in writing to repay any advances to the extent that it is ultimately determined that the Indemnitee is not entitled to indemnification.

        7. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for a portion of the Expenses, judgments, fines,



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penalties or ERISA excise taxes actually and reasonably incurred by him in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount of his Expenses, the Company shall nevertheless indemnify the Indemnitee for the portion of Expenses, judgments, fines, penalties or ERISA excise taxes to which the Indemnitee is entitled.

        8. Indemnification Procedure; Determination of Right to Indemnification.

                (a) Promptly after receipt by the Indemnitee of notice of the commencement of any Proceeding, the Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof in writing. The omission to so notify the Company will not relieve it from any liability which it may have to the Indemnitee otherwise than under this Agreement.

                (b) If a claim for indemnification or advances under this Agreement is not paid by the Company within sixty (60) days of receipt of written notice, the rights provided by this Agreement shall be enforceable by the Indemnitee in any court of competent jurisdiction. The burden of proving by clear and convincing evidence that indemnification or advances are not appropriate shall be on the Company. Neither the failure of the directors or stockholders of the Company or its independent legal counsel to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the directors or stockholders of the Company or independent legal counsel that the Indemnitee has not met the applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

                (c) The Indemnitee's Expenses incurred in connection with any Proceeding concerning his right to indemnification or advances in whole or in part pursuant to this Agreement shall also be indemnified by the Company regardless of the outcome of such a Proceeding, unless a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in the Proceeding was not made in good faith or was frivolous.

                (d) With respect to any Proceeding for which indemnification is requested, the Company will be entitled to participate therein at its own expense and, except as otherwise provided below, to the extent that it may wish, the Company may assume the defense thereof, with counsel satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election to assume the defense of a Proceeding, the Company will not be liable to the Indemnitee under this Agreement for any Expenses subsequently incurred by the Indemnitee in connection with the defense thereof, other than as provided below. The Company shall not settle any Proceeding in any manner which would impose any penalty or limitation on the Indemnitee without the Indemnitee's written consent. The Indemnitee shall have the right to employ his own counsel in any Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense of the Proceeding shall be at the expense of the Indemnitee, unless (i) the employment of counsel by the Indemnitee has



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been authorized by the Company, (ii) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of a Proceeding, or (iii) the Company shall not in fact have employed counsel to assume the defense of a Proceeding, in each of which cases the fees and expenses of the Indemnitee's counsel shall be advanced by the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which the Indemnitee has made the conclusion that there may be a conflict of interest between the Company and the Indemnitee.

        9. Limitations on Indemnification. No payments pursuant to this Agreement shall be made by the Company:

                (a) To indemnify or advance funds to the Indemnitee for Expenses with respect to Proceedings initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Delaware law, but such indemnification or advancement of Expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate;

                (b) To indemnify the Indemnitee for any Expenses, judgments, fines, penalties or ERISA excise taxes sustained in any Proceeding for which payment is actually made to the Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance;

                (c) To indemnify the Indemnitee for any Expenses, judgments, fines or penalties sustained in any Proceeding for an accounting of profits made for the purchase or sale by the Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state or local statutory law;

                (d) To indemnify the Indemnitee for any Expenses, judgments, fines, penalties or ERISA excise taxes resulting from the Indemnitee's conduct which is finally adjudged to have been willful misconduct, knowingly fraudulent or deliberately dishonest; or

                (e) If a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful.

        10. Maintenance of Liability Insurance.

                (a) The Company hereby covenants and agrees that, as long as the Indemnitee continues to serve as a director or officer of the Company and thereafter as long as the Indemnitee may be subject to any possible Proceeding, the Company, subject to subsection (c), shall promptly obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers.



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                (b) In all D&O Insurance policies, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors and officers.

                (c) Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is so limited by exclusions that it provides an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary of the Company.

        11. Indemnification Hereunder Not Exclusive. The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may be entitled under the Certificate of Incorporation, Bylaws, any agreement, vote of stockholders or disinterested directors, provision of Delaware law, or otherwise, both as to action in his or her official capacity and as to action in another capacity on behalf of the Company while holding such office.

        12. Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company) and shall inure to the benefit of Indemnitee and his or her spouse, assigns, heirs, devisees, executors, administrators and other legal representatives.

        13. Separability. Each provision of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. To the extent required, any provision of this Agreement may be modified by a court of competent jurisdiction to preserve its validity and to provide the Indemnitee with the broadest possible indemnification permitted under Delaware law.

        14. Savings Clause. If this Agreement or any provision hereof is invalidated on any ground by any court of competent jurisdiction, the Company shall nevertheless indemnify the Indemnitee as to any Expenses, judgments, fines, penalties or ERISA excise taxes incurred with respect to any Proceeding to the fullest extent permitted by any applicable provision of this Agreement that has not been invalidated or by any other applicable provision of Delaware law.

        15. Interpretation; Governing Law. This Agreement shall be construed as a whole and in accordance with its fair meaning. Headings are for convenience only and shall not be used in construing meaning. This Agreement shall be governed and interpreted in accordance with the internal laws of the State of Delaware without regard to the rules relating to conflict of laws.



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        16. Amendments. No amendment, waiver, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by the party against whom enforcement is sought. The indemnification rights afforded to the Indemnitee hereby are contract rights and may not be diminished, eliminated or otherwise affected by amendments to the Certificate of Incorporation, Bylaws or by other agreements, including D&O Insurance policies.

        17. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party and delivered to the other.

        18. Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties to this Agreement with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, inducements or conditions, express or implied, written or oral, between the parties with respect to this Agreement.

        19. Absence of Third Party Beneficiary Rights. No provision of this Agreement is intended nor shall be interpreted to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder or partner of any party to this Agreement or any other person; unless specifically provided otherwise herein, and except as so provided, all provisions hereof shall be personal solely between the parties to this Agreement.

        20. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure those rights and to enable the Company to bring suit to enforce those rights.

        21. Duration and Scope of Agreement; Binding Effect. This Agreement shall continue so long as Indemnitee shall be subject to any possible Proceeding subject to indemnification by reason of the fact that he or she is or was a director or officer of the Company and shall be applicable to any Proceeding commenced or continued after execution of this Agreement, whether arising from acts or omissions occurring before or after such execution.

        22. Notices. Any notice required to be given under this Agreement shall be directed to William Lyon Homes, at 4490 Von Karman Avenue, Newport Beach, California 92660, Telephone Number (949) 833-3600, Fax Number (949) 476-8604,
Attention: General Counsel and to Indemnitee at _______________________ __________________________, or to such other address as either party shall designate in writing. A copy of any notice under this Agreement shall be directed to Keith Bishop, Irell & Manella, LLP, 840 Newport Center Drive, Suite 400, Newport Beach, CA 92660, Telephone Number (949) 760-0991, Fax Number (949) 760-5200.



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                            [SIGNATURE PAGE FOLLOWS]



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        IN WITNESS WHEREOF, the parties have executed this Indemnity Agreement as of the date first written above.



                                            WILLIAM LYON HOMES




                                            By:_____________________________



                                            Its:_____________________________



                                            INDEMNITEE





                                            ________________________________




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